Exhibit  32.2

CERTIFICATION  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
(18  U.S.C.  SECTION  1350)

In connection with this quarterly filing of DNAPrint Genomics, Inc., a Utah corporation (the"Company"), on Form 10QSB for the quarter endingJune 30, 2006, as filed with the Securities and Exchange Commission (the"Report"), I,Karen L. Surplus, Chief Financial Officer of the Company, certify, pursuant toSec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.Sec. 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Karen  L.  Surplus
---------------------
Karen  L.  Surplus
Chief  Financial  Officer
August  14,  2006